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                                                                    EXHIBIT 10.3


            LIMITED WAIVER REGARDING FINANCIAL COVENANT CALCULATIONS

                                October 31, 2001





The Ackerley Group, Inc.
1301 Fifth Avenue, Suite 4000
Seattle, Washington  98101



Attention:     Kevin E. Hylton
               Senior Vice President and
               Chief Financial Officer

Ladies and Gentlemen:

        Reference is made to that certain Credit Agreement dated as of September 7, 2001 and entered into by and among The Ackerley Group, Inc., a Delaware corporation ("Company"), the financial institutions party thereto ("Lenders"), Credit Suisse First Boston ("CSFB"), as administrative agent for Lenders (in such capacity, "Administrative Agent") and General Electric Capital Corporation, as Co-Arranger and as syndication agent for Lenders (in such capacity, "Syndication Agent"). Capitalized terms used herein without definition shall have the same meanings herein as set forth therefor in the Credit Agreement.

        Company has informed Agent and Lenders that Company has incurred and will incur certain expenses (the "Merger Related Expenses") during the Fiscal Quarters ended September 30, 2001 and December 31, 2001, related to an Agreement and Plan of Merger dated October 5, 2001, by and among Clear Channel Communications, Inc. ("Clear Channel"), CCMM Sub, Inc. and Company, pursuant to which, subject to the terms and conditions therein contained, Company expects to be acquired (the "Acquisition") by Clear Channel through a merger of CCMM Sub, Inc. with and into Company (the "Merger"). Company has further informed Agent and Lenders that inclusion of such Merger Related Expenses will reduce Company's Consolidated EBITDA and will thereby cause Company to violate certain of its financial covenants as set forth in subsection 7.6 of the Credit Agreement.

        At the request of Company the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby waive the requirement that Company's Consolidated EBITDA for the Fiscal Quarters ended September 30, 2001 and December 31, 2001, be determined in accordance with GAAP to the extent, but only to the extent, that GAAP would require the inclusion of the Merger Related Expenses as expenses incurred in such Fiscal Quarters; provided that the foregoing waiver relates solely to Company's calculation of Consolidated EBITDA for purposes of determining its compliance with the financial covenants set forth in subsection 7.6.

        Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the


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non-inclusion of Merger Related Expenses for Company's Fiscal Quarters ended
September 30, 2001 and December 31, 2001, in calculating Consolidated EBITDA for purposes of determining Company's compliance with the financial covenants set forth in subsection 7.6 in the manner and to the extent described above. Nothing in this Limited Waiver shall be deemed to (A) constitute a consent to the Acquisition, to the Merger, to any Change of Control resulting therefrom or to any related transactions; (B) constitute a waiver of compliance by Company with respect to (i) the calculation of the financial covenants contained in subsection 7.6 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein, including without limitation, the payment of the required premiums on the repayment of the Loans as a result of such Acquisition and Merger pursuant to subsection 2.4 and any Potential Event of Default or Event of Default arising as a result of such Acquisition, Merger and/or Change of Control under subsections 7.7 or 8.11; or (C) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

        In order to induce Lenders to enter into this Limited Waiver, Company, by its execution of a counterpart of this Limited Waiver, represents and warrants that after giving effect to this Limited Waiver (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

        This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The limited waiver set forth herein shall become effective only upon the occurrence of all of the following: (i) the execution of counterparts hereof by Company and Guarantors and by Lenders constituting Requisite Lenders, (ii) receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof and (iii) payment by Company to each Lender consenting to this Limited Waiver on or prior to November 7, 2001, of a waiver fee equal to 0.05% of the sum of such Lender's Term Loan Exposure plus such Lender's Revolving Loan Exposure.



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        THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                        THE ACKERLEY GROUP, INC.


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------



                                        LENDERS:

                                        CREDIT SUISSE FIRST BOSTON,
                                        individually and as Agent

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------

                                      S-1

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                                              ------------------------------

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------





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        By its execution of a counterpart of this Limited Waiver, each of the undersigned, as Guarantors and Subsidiary Grantors under that certain Subsidiary Guaranty and that certain Security Agreement, each dated as of September 7, 2001 (the "Credit Support Documents"), hereby acknowledges that it has read this Limited Waiver and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of the undersigned under the Credit Support Documents shall not be impaired or affected and the Credit Support Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                 ACKERLEY MEDIA GROUP, INC.
                                 ACKERLEY VENTURES, INC.
                                 AK FLORIDA OUTDOOR, INC.
                                 ACKERLEY COMMUNICATIONS OF MASSACHUSETTS, INC. FULL HOUSE SPORTS AND ENTERTAINMENT, INC. CENTRAL NY NEWS, INC.
                                 TC AVIATION, INC.
                                 ACKERLEY INTERACTIVE MEDIA, INC.
                                 AK MOBILE TELEVISION, INC.
                                 SSI, INC.
                                 ACKERLEY SEATTLE STORM, INC.


                                 By:
                                     -----------------------------------
                                 Title:
                                       --------------------------------


                                 ACKERLEY BROADCASTING FRESNO, LLC

                                 By:    Ackerley Media Group, Inc.,
                                        its sole member


                                 By:
                                    -----------------------------------
                                 Title:
                                       --------------------------------




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